UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2021

Federal Realty Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	1-07533	52-0782497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Rose Avenue Suite 200 North Bethesda, Maryland	20852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: 301/998-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Shares of Beneficial Interest $.01 par value per share, with associated Common Share Purchase Rights	FRT	New York Stock Exchange
Depositary Shares, each representing 1/1000 of a share of 5.00% Series C Cumulative Redeemable Preferred Share of Beneficial Interest, $.01 par value per share	FRT-C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐  Emerging growth company

If an emerging growth company, indicate by checkmark if the registrant has elected not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously disclosed in a Current Report on Form 8-K filed on February 24, 2021, Federal Realty Investment Trust (the “Company”) entered into an Equity Distribution Agreement (the “Distribution Agreement”), dated February 24, 2021, with BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and Jefferies LLC (the “agents”) and the forward purchasers identified therein, under which an aggregate offering price of up to $500,000,000 of the Company’s common shares of beneficial interest, par value $.01 per share (“Shares”), may be offered to or through the agents, acting as sales agents, principals, or forward sellers.

On May 7, 2021, the Company filed a new universal shelf registration statement on Form S-3 (the “New Universal Shelf”). In connection with the New Universal Shelf, the Company entered into an amendment (the “Amendment”) to the Distribution Agreement. Prior to the Amendment, the Company had sold Shares under the Distribution Agreement having an aggregate offering price of $95,642,284, including Shares currently subject to outstanding forward sales agreements. The Amendment increased the amount of Shares the Company may sell under the Distribution Agreement such that an aggregate offering price of $500,000,000 of Shares remain available, as of May 7, 2021, for sale pursuant to the terms thereof. From and after May 7, 2021, sales of Shares under the Distribution Agreement will be made pursuant to the New Universal Shelf and the prospectus supplement filed by the Company on May 7, 2021.

The Amendment is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the material terms of the Amendment is qualified in its entirety by reference to such exhibit.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Amendment No. 1, dated May 7, 2021, to Equity Distribution Agreement dated February 22, 2021 among Federal Realty Investment Trust and the forward purchasers and sales agents identified therein

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP relating to legality of the Shares

8.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP relating to certain tax matters

23.1	Consents of Pillsbury Winthrop Shaw Pittman LLP (contained in the opinions filed as Exhibits 5.1 and 8.1 hereto)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL REALTY INVESTMENT TRUST

Date: May 7, 2021	By:	/s/ Dawn M. Becker
Dawn M. Becker
Executive Vice President-General Counsel and Secretary